Leases	12 Months Ended
Dec. 31, 2023
Disclosure Of Leases [Abstract]
Leases
39. Leases
The Group as lessee
The Group leases branches under lease contracts. Leases are typically for a term of 5 years, with the option to renew after that date. Payments for leases are increased annually to reflect the market conditions.
Below are the minimum future payments of leases under lease contracts not subject to cancellation as of December 31, 2023 and 2022:

	Leases in U.S. dollars	Leases in local currency	Total December 31, 2023	Total December 31, 2022
Up to 1 year	1,132,081	90,698	1,222,779	962,674
From 1 to 5 years	16,889,173	689,136	17,578,309	9,830,237
More than 5 years	4,495,220	212,522	4,707,742	2,057,987

TOTAL			23,508,830	12,850,898

The interest on liabilities from finance lease as of December 31, 2023 and 2022, amounts to 1,699,151 and 1,935,792, respectively. The exchange rate loss
difference recognized in profit or loss as of December 31, 2023 and 2022, amounts to 25,883,804 and 12,895,722, respectively.